Investments in associates and joint ventures	12 Months Ended
Dec. 31, 2020
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Investments in associates and joint ventures
21. Investments in associates and joint ventures

	Joint ventures £m	Associates £m	2020 Total £m	Joint ventures £m	Associates £m	2019 Total £m
At 1 January	15	299	314	19	217	236
Exchange adjustments	—	(9)	(9)	(1)	(9)	(10)
Additions	—	4	4	16	11	27
Disposals	—	—	—	(1)	—	(1)
Distributions received	—	(31)	(31)	—	(7)	(7)
Net fair value movements through Other comprehensive income	—	53	53	—	—	—
Other movements	—	—	—	(7)	2	(5)
Profit/(loss) after tax recognised in the consolidated income statement	—	33	33	(11)	85	74

At 31 December	15	349	364	15	299	314

The Group held one significant associate at 31 December 2020, Innoviva, Inc. At 31 December 2020, the Group owned 32 million shares or 31.6% of Innoviva, which is a biopharmaceutical company listed on NASDAQ. Innoviva partnered with GSK in the development of the long acting beta agonist, vilanterol, and currently receives royalty income from sales of products that contain this component, namely Relvar/Breo Ellipta and Anoro Ellipta. It also has a 15% economic interest in royalties paid by GSK on sales of Trelegy Ellipta. The remaining 85% of the economic interest in these royalties is held by Theravance Biopharma Inc., in which the Group holds 15% of the common stock. The investment in Innoviva had a market value of £291 million at 31 December 2020 (2019 – £343 million).
Summarised balance sheet information, based on information published post the balance sheet date, in respect of Innoviva is set out below:

	At 31 December 2020 £m	At 31 December 2019 £m
Non-current assets	482	222
Current assets	251	326

Current liabilities	(4)	(4)
Non-current liabilities	(283)	(286)

Net assets	446	258

The carrying value of the Group’s investment in Innoviva is analysed as follows:

	2020 £m	2019 £m
Interest in net assets of associate	141	82
Goodwill	85	88
Fair value and other adjustments	65	91

Carrying value at 31 December	291	261